PNC

The PNC Financial Services Group, Inc.

Annual Meeting of Shareholders

April 22, 2003

James E. Rohr

Chairman and CEO

PNC[sm]

Forward-Looking Information

This presentation and other statements made by PNC may contain forward-looking statements with respect to PNC's outlook or expectations for earnings, revenues, expenses, capital levels, asset quality or other future financial or business performance, strategies or expectations, or the impact of legal, regulatory and supervisory matters on PNC's business operations and performance. Forward-looking statements are typically identified by words or phrases such as "believe," "feel," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "position," "target," "assume," "achievable," "potential," "strategy," "goal," "objective," "plan," "aspiration," "outcome," "continue," "remain," "maintain," "seek," "strive," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and PNC assumes no duty and does not undertake to update them.

In addition to factors mentioned in this presentation or previously disclosed in PNC's SEC reports (accessible on the SEC's website at www.sec.gov and on PNC's website at www.pnc.com), the following factors, among others, could cause actual results to differ materially from those anticipated in forward-looking statements or from historical performance:

- Changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which if adverse could result in: a deterioration in credit quality, increased credit losses, and increased funding of unfunded loan commitments and letters of credit; an adverse effect on the allowances for credit losses and unfunded loan commitments and letters of credit; a reduction in demand for credit or fee-based products and services; a reduction in net interest income, value of assets under management and assets serviced, value of private equity investments and of other debt and equity investments, value of loans held for sale, or value of other on-balance-sheet and off-balance-sheet assets; or changes in the availability and terms of funding necessary to meet PNC's liquidity needs;
- Relative and absolute investment performance of assets under management;
- The introduction, withdrawal, success and timing of business initiatives and strategies, decisions regarding further reductions in balance sheet leverage, the timing and pricing of any sales of loans held for sale, and PNC's inability to realize cost savings or revenue enhancements or to implement integration plans relating to or resulting from mergers, acquisitions, restructurings and divestitures;
- Customer borrowing, repayment, investment and deposit practices and their acceptance of PNC's products and services;
- The impact of increased competition; how PNC chooses to redeploy available capital, including the extent and timing of any share repurchases and investments in PNC businesses; and the inability to manage risks inherent in PNC's business;
- The unfavorable resolution of legal proceedings or government inquiries; the impact of increased litigation risk from recent regulatory developments; the impact of reputational risk created by recent regulatory developments on such matters as business generation and retention, the ability to attract and retain management, liquidity and funding; and the denial of insurance coverage for claims made by PNC;
- An increase in the number of customer or counterparty delinquencies, bankruptcies or defaults that could result in, among other things, increased credit and asset quality risk, a higher provision for credit losses and reduced profitability;
- The impact, extent and timing of technological changes, the adequacy of intellectual property protection and costs associated with obtaining rights in intellectual property claimed by others;
- Actions of the Federal Reserve Board; and the impact of legislative and regulatory reforms and changes in accounting policies and principles;
- The impact of the regulatory examination process, PNC's failure to satisfy the requirements of written agreements with regulatory agencies, and regulators' future use of supervisory and enforcement tools; and
- Terrorist activities and international hostilities, including the situations surrounding Iraq and North Korea, which may adversely affect the general economy, financial and capital markets, specific industries, and PNC.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's actual or anticipated results.

PNC[sm]

2002 Accomplishments

- Earned $1.2 billion in difficult environment
- Generated 19% return on equity
- Customer satisfaction near all-time highs
- Strengthened critical areas
  - Balance sheet
  - Risk management
  - Leadership team

Focused on the Future

Key Strategies

- Expand deposit-driven banking franchise
- Grow select asset management and processing businesses
- Leverage shared services to create efficiencies
- Build best in class
  - Corporate governance
  - Financial discipline
  - Risk management

Retail Bank – Winning and Keeping Customers


Checking Acct. Households
Acquisition
thousands
250
200
150
100
50
0
2000
2001
2002


Checking Acct. Households
Attrition
thousands
250
200
150
100
50
0
2000
2001
2002


Checking Acct. Households
thousands
1,500
1,000
500
0
2000
2001
2002
December
Single-service DDA households
Multi-service DDA households

PNC

BlackRock – A World Class Asset Manager

Opportunities

- Client-driven consolidation of fixed income managers
- Strong ability to cross-sell
- BlackRock Solutions
- Leverage unified operating platform

Assets Under Management



$ billions
$280
$240
$200
$160
$120
$80
$40
$0
$83
$105
$131
$165
$204
$239
$273
1996
1997
1998
1999
2000
2001
2002
Fixed income
Equity
Liquidity
Alternative investment products

PNC

Wholesale Bank - Transitioning the Business Model

Opportunities

- Focus on middle market customers in PNC's region
- Expand relationships through noncredit products
  - 9th largest treasury management business
  - Broad array of high-performing capital markets products
- Continue to improve relationship returns

PNC Advisors – Managing a Changing Environment

Opportunities

- Shift from product-based to advice-based provider
- Leverage interdependencies
- Strengthen existing relationships
- Realign cost structure

Assets Under Management

$ billions

	Personal	Institutional	Total
Assets under management 12/31/01	$47	$13	$60
Net new business	(1)	(2)	(3)
Market depreciation	(5)	(2)	(7)
Assets under management 12/31/02	$41	$9	$50
Assets serviced 12/31/02	$61	$72	$133

PNC

PFPC –
A Premier Fund Processor

Opportunities

- Improve efficiency
- Create an aggressive sales culture
- Increase product distribution
- Rationalize or exit unprofitable products or clients
- Expand internationally

Industry Leader

	Industry Ranking
Fund Transfer Agency	
Full Service	#1
Remote Service	#3
Full Service Fund Accounting / Administration	#2
Wrap / Separate Accounts - including alliance with AdvisorPort	#2

Industry ranking sources: 2002 Mutual Fund Service Guide and PFPC estimates

Our People and Our Communities

The Heart and Soul of PNC

- Top 25 benefits package (*Money* magazine)
- 1 million hours of volunteer service since 1999
- One of 100 Best Corporate Citizens (*Business Ethics* magazine)
- Roughly $40 million in sponsorship, PNC Foundation funding and volunteer support

William S. Demchak

Vice Chairman and
Chief Financial Officer

2002 Financial Highlights

	2002	2001
Net income ($ millions)	$1,184	$377
EPS (diluted)	$4.15	$1.26
Return on average common equity	19.1%	5.7%
Noninterest income to total revenue	59%	54%
Total assets ($ billions)	$66.4	$69.6
Shareholders' equity ($ billions)	$6.9	$5.8
Common shareholders' equity to assets	10.3%	8.4%

PNC

Fortune 500 Companies

Pennsylvania's Top Ten

$ millions	2002 Net Income
PNC	$1,184
H.J. Heinz	834
Mellon Financial Corp.	682
Air Products & Chem.	525
Alcoa	420
Hershey Foods	404
AmerisourceBergen	345
Sovereign Bancorp	342
SunGuard Data Systems	326
Jones Apparel Group	319

Source: *Fortune*, April 14, 2003

Relative Stock Price Performance - First Quarter


115%
110%
105%
100%
95%
90%
31-Dec-02
31-Jan-03
28-Feb-03
31-Mar-03
PNC
KBW
S&P 500

KBW - Keefe, Bruyette & Woods bank index

PNC

First Quarter Financial Highlights

	Three Months Ended March 31 2003	2002
Net income ($ millions)	$262	$317
EPS (diluted)	$0.92	$1.11
Return on average common equity	15.8%	21.8%
Noninterest income to total revenue	61%	57%
Total assets ($ billions)	$68.6	$66.7
Shareholders' equity ($ billions)	$6.8	$6.0
Common shareholders' equity to assets	9.9%	9.0%

PNC

PNC

PNC

The PNC Financial Services Group, Inc.

Annual Meeting of Shareholders

April 22, 2003